================================================================================================
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934

                          October 16, 2003 (October 16, 2003)
                Date of Report (Date of earliest event reported)

                               FILENET CORPORATION

                (Exact name of registrant as specified in its charter)

          Delaware                        000-15997                    95-3757924
 (State or other Jurisdiction      (Commission File Number)          (IRS Employer
      of Incorporation)                                          Identification Number)

    3565 Harbor Boulevard                                                 92626
    Costa Mesa, California                                             (Zip Code)
    (Address of principal
      executive offices)

                                 (714) 327-3400
              (Registrant's telephone number, including area code)

                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)

================================================================================================

Item 7.   Financial Statements and Exhibits.

(c)      Exhibits

Exhibits:    Description of Document

  99.1       Press Release dated October 16, 2003.*

             * This exhibit 99.1 is being furnished pursuant to Item 12,  and is not deemed filed pursuant to Item 7.

Item 12.  Disclosure of Results of Operations and Financial Condition.

     On  October  16,  2003,  we issued a press  release,  which  sets forth the results of our  operations  for the quarter ended  September 30, 2003. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated  herein by  reference.

                                   SIGNATURES

     Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the
Registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

                                      FILENET CORPORATION

Date:    October 16, 2003            By:                     /s/ Sam M. Auriemma
                                                    Name:    Sam M. Auriemma
                                                    Title:   Senior Vice President and
                                                             Chief Financial Officer

EXHIBIT INDEX

Exhibits:    Description of Document

  99.1       Press Release dated October 16, 2003.

                                                                    EXHIBIT 99.1

                                                      [FileNet Corporation Logo]

FOR IMMEDIATE RELEASE

                   FileNet Reports Third Quarter 2003 Results

              Company Achieves 16 Percent Year-Over-Year Software
                      Revenue Growth in the Third Quarter

COSTA MESA,  Calif.--October 16, 2003--FileNet  Corporation (Nasdaq:  FILE), the
leading  provider of Enterprise  Content and Business  Process  Management (ECM)
solutions,  today  announced  financial  results  for its  third  quarter  ended
September  30, 2003.

Total  revenues  for the third  quarter of 2003 were $89.4  million  compared to total  revenues of $83.1  million for the same period in 2002 and $87.1  million for the second quarter of 2003.  Software revenues for the third quarter of 2003 were $35.3  million  compared  to $30.5  million for the same period in 2002 and
$33.6 million for the second quarter of 2003. Net income was $2.5 million in the third  quarter  of 2003,  compared  to net  income of $1.4  million in the third quarter of 2002 and $1.5  million in the second  quarter of 2003.  Earnings  per basic and  diluted  share  were  $0.07 and  $0.06,  respectively,  for the third quarter of 2003,  compared to earnings per basic and diluted  share of $0.04 for the third quarter of 2002 and $.04 for the second quarter of 2003.

As of September 30, 2003,  FileNet had cash and  investments of $217.5  million, compared to $205.8 million at June 30, 2003. The company has no long-term debt.

"Our  third   quarter   results   benefited   from   demand   for  our   process
management-based ECM solutions,  continued traction of our new FileNet P8 suites and strong  performance  in the  financial  services  market," said Lee Roberts,
FileNet's   chairman  and  CEO.  "Business  Process  Management  remains  a  key differentiator  for  FileNet,  and by providing  integrated  process and content management  capabilities,  we are uniquely  positioned to support our customers'
compliance  and  regulatory   requirements."

Quarterly  Conference  Call  with Management

Lee Roberts,  chairman and chief  executive  officer,  and Sam  Auriemma,  chief financial officer,  will host a quarterly  conference call for investors at 7:00
a.m.  PDT / 10:00  a.m.  EDT  today.  The call will be  broadcast  live over the
Internet.  To listen to the live audio Web cast via the Internet,  please follow the instructions  that will be available on the investor  relations'  section of
FileNet's  Web site at  http://www.filenet.com.  A replay of the Web cast of the call will be available for an extended period of time.

Alternatively,  to  listen  to the  call  live,  dial  (888)  821-2773  or (706)
634-7555.  A replay of the call will be available from  approximately  8:00 a.m.
PDT on October 16 through  midnight  PDT on October 30. To listen to the replay, dial (800) 642-1687 or (706) 645-9291.  The conference call ID number is 2797961 for all calls.

About FileNet

FileNet Corporation (Nasdaq:  FILE) helps organizations make better decisions by managing  the  content  and  processes  that  drive  their  business.  FileNet's
Enterprise  Content  Management  (ECM)  solutions  allow  customers to build and
sustain   competitive   advantage   by   managing   content   throughout   their
organizations,   automating  and  streamlining  their  business  processes,  and providing the full spectrum of  connectivity  needed to simplify  their critical and everyday decision-making.

FileNet ECM solutions deliver a comprehensive set of capabilities that integrate with existing information systems to provide cost-effective solutions that solve real-world business problems.

Since the Company's founding in 1982, more than 3,900  organizations,  including
80 of the Fortune 100,  have taken  advantage of FileNet  solutions  for help in managing their mission-critical content and processes.

Headquartered  in Costa Mesa,  Calif.,  the Company  markets its  innovative ECM solutions in more than 90 countries  through its own global sales,  professional services  and  support  organizations,  as well  as via  its  ValueNet(R)Partner network of resellers, system integrators and application developers.

Safe Harbor  Statement  under the Private  Securities  Litigation  Reform Act of
1995:  This release  contains  forward-looking  statements that are based on our current expectations, estimates and projections about our industry, management's beliefs  and  certain  assumptions  made by us.  Words  such  as  "anticipates,"
"expects,"  "intends," "plans," "believes," "seeks,"  "estimates," "may," "will"
and  variations of these words or similar  expressions  are intended to identify
forward-looking   statements.   In  addition,   any  statements  that  refer  to
expectations,  projections  or  other  characterizations  of  future  events  or
circumstances,   including  any  underlying  assumptions,   are  forward-looking
statements.  These  statements are not guarantees of future  performance and are subject to certain risks,  uncertainties  and assumptions  that are difficult to predict.  Therefore,  our actual  results could differ  materially and adversely from those  expressed in any  forward-looking  statements as a result of various factors.

Important factors that may cause such a difference for FileNet include,  but are not limited to, the volume of our sales and pricing concessions on volume sales;
our  ability  to  specify,  develop or  acquire,  complete,  introduce,  market, distribute  and gain market  acceptance for new products and  technologies  in a timely  manner;  the  mix of  products  and  services  sold by us;  the  timing, rescheduling or cancellation of significant  customer orders;  the loss of a key customer;  our  ability  to control  expenses;  announcements  of  technological innovations,  new  products  or  product  enhancements  by  the  company  or its competitors;  the emerging nature of the Enterprise  Content  Management market;

key management  changes;  changes in joint marketing and  development  programs;
developments  relating  to  patents  or other  intellectual  property  rights or disputes;  changing  relationships with customers,  distributors,  suppliers and strategic partners;  potential  contractual or employment issues; our ability to integrate acquired  businesses;  and general conditions in the worldwide economy and the software/technology  sector and other factors. Our Annual Report on Form
10-K, recent Quarterly Reports on Form 10-Q, recent Current Reports on Forms 8-K and  other  Securities  and  Exchange  Commission  filings  discuss  some of the important  risk factors that may affect our business,  results of operations and financial condition. We undertake no obligation to revise or update publicly any forward-looking statements for any reason.

Note to editors:  FileNet and  ValueNet  are  registered  trademarks  of FileNet
Corporation.  All other company or product names  referenced in this release may be trademarks or registered trademarks of their respective owners.

                                     # # #

Investor Contact

Greg Witter, Director, Investor Relations
FileNet Corporation
Phone: 714-327-3405
Email: gwitter@filenet.com

Media Contact:

Tom Hennessey, Director, Corporate Communications
FileNet Corporation
Phone: 714-327-5050
Email: thennessey@filenet.com

                                                               FILENET CORPORATION
                                                    CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                                                          (In thousands, except per share data)

                                                 Quarter Ended Sept. 30,       Nine Months Ended Sept. 30,
                                                   2003            2002           2003               2002
                                             (Unaudited)     (Unaudited)    (Unaudited)        (Unaudited)
 Revenue:
   Software                                   $  35,320       $  30,538      $  104,397          $  96,128
   Service                                       53,324          50,589         157,119            154,760
   Hardware                                         745           1,975           2,039              6,682
    Total revenue                                 89,389          83,102         263,555            257,570

 Costs:
   Cost of software revenue                       3,800           2,484          10,416              7,239
   Cost of service revenue                       20,246          20,965          60,145             67,502
   Cost of hardware revenue                         827           1,337           2,882              4,847
   Total cost of revenue                         24,873          24,786          73,443             79,588

    Gross profit                                 64,516          58,316         190,112            177,982

 Operating expenses:
   Sales and Marketing                           34,405          32,338         103,660             97,388
   Research and development                      19,049          17,764          58,031             53,993
   In-process research and
     development                                      -               -               -                400
   General and administrative                     8,241           7,455          24,393             24,248
   Total operating expenses                      61,695          57,557         186,084            176,029

 Operating income                                 2,821             759           4,028              1,953

 Other income, net                                  632           1,045           3,297              3,874

 Income before income taxes                       3,453           1,804           7,325              5,827

 Provision for income taxes                         967             415           2,051              1,340

 Net income                                   $   2,486       $   1,389      $    5,274          $   4,487

 Earnings per share:
   Basic                                      $    0.07       $    0.04      $     0.15          $    0.13
   Diluted                                    $    0.06       $    0.04      $     0.14          $    0.12

 Weighted average shares outstanding:
   Basic                                         36,588          35,629          36,234             35,511
   Diluted                                       38,494          36,445          37,471             36,803

 Note:   Certain reclassifications have been made to prior-years' balances to conform to the current year's presentation.

                                                               8

                                  FILENET CORPORATION
                         CONDENSED CONSOLIDATED BALANCE SHEETS
                                    (In thousands)

                                                             September 30,           December 31,
                                                                 2003                    2002
                                                              (Unaudited)             (Unaudited)
 ASSETS
 Current assets:
   Cash and cash equivalents                                $       162,271         $        130,154
   Short-term investments                                            33,545                   29,188
   Accounts receivable, net                                          43,941                   44,839
   Inventories, net                                                   1,244                    2,568
   Prepaid expenses and other assets                                 14,130                   13,317
   Deferred income taxes                                                802                      802
   Total current assets                                             255,933                  220,868

 Property, net                                                       28,359                   34,641
 Long-term investments                                               21,705                   25,864
 Goodwill                                                            24,676                   16,907
 Intangible assets, net                                               8,169                    3,029
 Deferred income taxes                                               20,047                   21,792
 Other assets                                                         4,322                    4,935

     Total assets                                           $       363,211         $        328,036

 LIABILITIES AND STOCKHOLDERS' EQUITY
 Current liabilities:
   Accounts payable                                        $         10,484         $          7,706
   Customer deposits/advances                                         6,248                    2,962
   Accrued compensation and benefits                                 23,549                   20,729
   Unearned maintenance revenue                                      45,024                   38,945
   Other accrued liabilities                                         13,174                   15,224
   Total current liabilities                                         98,479                   85,566

 Unearned maintenance revenue                                         2,009                    3,565

 Total liabilities                                                  100,488                   89,131

 Stockholders' equity                                               262,723                  238,905

     Total liabilities and stockholders' equity             $       363,211         $        328,036

                                                               9